                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                   Form 8-K

                                CURRENT REPORT



    PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                      Date of Report:  September 7, 1995



                             PACIFIC TELESIS GROUP



 A Nevada                      Commission File               I.R.S. Employer
Corporation                      No. 1-8609                  No. 94-2919931



              130 Kearny Street, San Francisco, California 94108





                        Telephone Number (415) 394-3000

Form 8-K                                                 Pacific Telesis Group
September 7, 1995




Item 5. Other Events
--------------------

Exhibit 99 hereto is incorporated by reference herein.




Item 7.  Financial Statements and Exhibits
------------------------------------------

(c)  Exhibits

     Exhibit
     Number       Description
     -------      -----------

     99 Press Release announcing non-cash charge and SFAS 71 discontinuance.






























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



Form 8-K
Pacific Telesis Group
September 7, 1995





                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                        PACIFIC TELESIS GROUP




September 7, 1995                       By:/s/E.O. Laico
                                         ---------------------------
                                         E. O. Laico
                                         Controller


























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

                                 EXHIBIT INDEX


     Exhibit
     Number       Description
     -------      -----------

     99 Press Release announcing non-cash charge and SFAS 71 discontinuance.
















































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